Exhibit 10.1

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”), effective as of January 14, 2026, amends that certain Employment Agreement, dated as of August 1, 2025 (as amended, restated, or otherwise modified from time to time, the “Employment Agreement”), made by and between Applied Digital Corporation, a Nevada corporation (the “Company”), and Jason Zhang (the “Executive”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Employment Agreement.

RECITALS

WHEREAS, the Company and the Executive previously entered into the Employment Agreement;

WHEREAS, pursuant to Section 9(g) of the Employment Agreement, the Employment Agreement can be amended or modified by a written instrument signed by a duly authorized representative of the Company and the Executive; and

WHEREAS, the Company and the Executive desire to amend the Employment Agreement, as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Section 1(c) and Section 4(b)(i) of the Employment Agreement are each hereby amended by substituting “President and Co-Founder” for “Co-Founder and Chief Strategy Officer” in all cases where the latter appears therein.

2. The annual base salary in Section 2(a) of the Employment Agreement is hereby amended by substituting “$700,000” for “$600,000” where the latter appears therein. Such substitution shall be effective from and after January 16, 2026.

3. Except as expressly modified in this Amendment, the Agreement shall continue in full force and effect.

4. This Amendment may be executed in several counterparts, each of which is deemed to be an original but all of which together will constitute one and the same instrument. This Amendment may be delivered via facsimile or scanned “PDF” which shall be an original for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

APPLIED DIGITAL CORPORATION

/s/ Wes Cummins
Name:	Wesley Cummins
Title:	Chairman and Chief Executive Officer

EXECUTIVE

/s/ Jason Zhang
Name:	Jason Zhang